Net Income (Loss) Per Share Applicable to Common Stockholders	9 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
8. Net Income (Loss) Per Share Applicable to Common Stockholders

 For the three months ended September 30, 2011, options and warrants to purchase 6.7 million shares of common stock were included in the computation of diluted net income (loss) per share because they were dilutive. Convertible debt having a face value of $5.4 million is also considered dilutive for purposes of computing diluted net income (loss) per share. The conversion of the convertible debt increases the number of shares outstanding for purposes of computing diluted net income (loss) per share by 21,270,891 shares for the three month period ended September 30, 2011. In determining the amount of net income used to compute diluted earnings per share, the Company applied the “if converted method.” Accordingly, net income for the three months ended September 30, 2011, has been increased by approximately $54,000, representing interest expense that would have been avoided if the debt had been converted as of July 1, 2011. Options, warrants, and convertible debt outstanding were all considered anti-dilutive for the three and nine months ended September 30, 2010, and for the nine months ended September 30, 2011, due to net losses.

The following securities were not included in the diluted net income (loss) per share calculation because their effect was antidilutive as of the periods presented (in thousands):

	Three months ended September 30,		Nine Months ended September 30,
	2010	2011	2010	2011
Common stock options	4,110	25,186	4,110	25,186
Common stock warrants	38,200	48,606	38,200	53,215
Convertible notes	20,000	12,111	20,000	31,651
Excluded potentially dilutive securities	62,310	85,903	62,310	110,052